UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 13, 2005

Technical Olympic USA, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32322	76-0460831
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 Hollywood Blvd., Suite 500 N, Hollywood, Florida		33021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-364-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On September 13, 2005, Technical Olympic USA, Inc. (the "Company") and Technical Olympic, S.A. ("TOSA") completed their previously announced underwritten sale of an aggregate of 4,600,000 shares of common stock at $28.00 per share (including 600,000 shares covered by an over-allotment option), of which 3,358,000 shares were sold by the Company and 1,242,000 shares were sold by TOSA. The Company did not receive any proceeds from the sale of shares of common stock by TOSA.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technical Olympic USA, Inc.

September 13, 2005	By:	Beatriz L. Koltis

Name: Beatriz L. Koltis
Title: Associate General Counsel and Secretary